Prospectus Supplement

(To Base Prospectus Dated February 27, 2015)

The Mexico Fund, Inc.

4,100,000 Shares of Common Stock

The Mexico Fund, Inc. (the “Fund”) has entered into an equity distribution agreement with UBS Securities LLC (“UBS”) relating to shares of the Fund’s common stock, par value $1.00 per share, offered by this prospectus supplement and the accompanying base prospectus. In accordance with the terms of the equity distribution agreement dated June 12, 2013 (the “Distribution Agreement”), by and between the Fund and UBS, the Fund may offer and sell up to 4,100,000 shares of its common stock from time to time through UBS as its sales agent or to UBS as principal. Sales of the shares of common stock, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”) at market prices and such other sales as agreed upon by the Fund and UBS. UBS may not sell the shares of the Fund’s common stock in block transactions or distributions without the Fund’s prior written consent. The Fund’s common stock is listed on the NYSE under the symbol “MXF.” On February 26, 2015, the last reported sales price of the Fund’s common stock on the NYSE was $22.18 per share.

UBS will receive from the Fund a commission of 1.00% based on the gross sales price per share for any shares sold through it as sales agent under the Distribution Agreement. Any underwriting discount and commissions with respect to any transaction in which UBS purchases shares as principal will be set forth in the applicable prospectus supplement.

Before buying any shares of the Fund’s common stock, you should carefully consider the risk factors described in “Risk Factors and Special Considerations” beginning on page 15 of the accompanying base prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying base prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

UBS Investment Bank

This Prospectus Supplement is dated February 27, 2015

You should rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying base prospectus. The Fund has not, and UBS has not, authorized any other person to provide you with different information. The Fund is not, and UBS is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information in this prospectus supplement and the accompanying base prospectus is current as of the date such information is presented. The Fund’s business, financial condition, result of operations and prospects may have changed since such dates.

You should read this prospectus supplement and the accompanying base prospectus before deciding whether to invest in the Fund’s common stock and retain it for future reference. This prospectus supplement and the accompanying base prospectus contain important information about the Fund. Material that has been incorporated by reference and other information about the Fund can be obtained from the Fund by calling collect Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (52 55) 5280-3247, during Mexico City business hours (10:00 a.m. to 3:00 p.m. and 5:00 to 7:00 p.m. ET) or from the website of the SEC at http://www.sec.gov. The information on the Fund’s website is not a part of this prospectus supplement nor is it incorporated by reference.

TABLE OF FEES AND EXPENSES

Stockholder transaction expenses
Sales load (as a percentage of the subscription price)(1)	1.00%
Offering expenses (as a percentage of offering price)	0.26%
Distribution Reinvestment and Stock Purchase Plan fees	None

(as a percentage of net assets attributable to the common stock)(2)
Annual expenses
Management fee	0.95%
Administrative fee	0.11%
Interest payments on borrowed funds	0%
Other expenses	0.51%

Total annual expenses	1.57%

(1)

Represents the commission with respect to the shares of the Fund’s common stock being sold in this offering. There is no guarantee that there will be any sales of shares of the Fund’s common stock pursuant to this prospectus supplement and the accompanying base prospectus.

(2)

Fees payable under the Advisory Agreement and Fund Services Agreement are calculated on the basis of the Fund’s average daily net assets. See “Advisory Agreement” and “Fund Services Agreements” in the accompanying base prospectus. “Other expenses” have been estimated by annualizing actual expenses through the first fiscal quarter.

The above table is intended to assist the Fund’s investors in understanding the various costs and expenses associated with investing in the Fund.

Hypothetical example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$16.10	$49.96	$86.15	$187.93

This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value (“NAV”) and that the percentage amounts listed under “Annual expenses” above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund,” “Advisory Agreement” and “Fund Services Agreements.”

The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

USE OF PROCEEDS

Sales of shares of the Fund’s common stock, if any, under this prospectus supplement and the accompanying base prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of shares of the Fund’s common stock pursuant to this prospectus supplement and the accompanying base prospectus. Actual sales, if any, of shares of the Fund’s common stock under this prospectus supplement and the accompanying base prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the shares of the Fund’s common stock at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all of the remaining shares of the Fund’s common stock offered under this prospectus supplement and the accompanying base prospectus (as of the date hereof, 1,517,589 shares have been sold resulting in net proceeds of $43,672,301.55 after deducting the sales load and offering expenses payable by the Fund), at the last reported sale price of $22.18 per share of the Fund’s common stock on the NYSE as of February 26, 2015, the Fund estimates that the net proceeds of this offering will be approximately $109,961,646 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund anticipates that it will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 60 days after receipt by the Fund. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

PRICE RANGE OF SHARES OF COMMON STOCK

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices per share of common stock on the NYSE and other U.S. consolidated markets, and the NAV per share and the premium to or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of shares of common stock traded on the NYSE and other U.S. consolidated markets during the respective quarters.

During Quarter Ended	NAV per Share on Date of Market Price High and Low		Market Price per Share		%Premium/(Discount) on Date of Market Price High and Low		Trading
	High	Low	High	Low	High	Low	Volume
January 31, 2013	$32.38	$28.04	$32.81	$25.35	1.33	(9.59)	2,684,171
April 30, 2013	$34.05	$31.35	$38.23	$30.50	12.28	(2.71)	6,413,196
July 31, 2013	$33.16	$26.97	$36.55	$27.49	10.22	1.93	3,386,379
October 31, 2013	$31.72	$27.42	$32.40	$27.23	2.14	(0.69)	2,826,114
January 31, 2014	$28.63	$26.96	$31.29	$27.31	9.29	1.30	3,621,785
April 30, 2014	$27.32	$25.17	$27.76	$24.78	1.61	(1.55)	3,619,088
July 31, 2014	$28.79	$26.75	$28.93	$26.44	0.49	(1.16)	2,566,111
October 31, 2014	$28.30	$25.41	$28.36	$25.08	0.21	(1.30)	3,679,953
January 31, 2015	$26.54	$21.30	$26.75	$19.97	0.79	(6.24)	4,558,681

On January 31, 2015, the per share NAV of the Fund’s common stock was $21.19 and the per share market price was $20.34.

PLAN OF DISTRIBUTION

The Fund has entered into the Distribution Agreement with UBS pursuant to which the Fund may issue and sell up to 4,100,000 shares of its common stock from time to time through UBS as its sales agent or to UBS as principal. Sales of shares of the Fund’s common stock, if any, under this prospectus supplement and the accompanying base prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. UBS may not sell the shares of the Fund’s common stock in block transactions or distributions without the Fund’s prior written consent.

UBS, as sales agent, will use its reasonable efforts to solicit offers to purchase the shares of the Fund’s common stock on a daily basis or as otherwise agreed upon by the Fund and UBS. The Fund will designate the maximum amount of shares of its common stock to be sold through UBS on a daily basis or otherwise as UBS and the Fund agree. Subject to the terms and conditions of the Distribution Agreement, UBS will use its reasonable efforts to sell on the Fund’s behalf all of the designated shares of the Fund’s common stock. The Fund may instruct UBS not to sell shares of the Fund’s common stock if the sales cannot be effected at or above the price designated by the Fund in any such instruction. The Fund or UBS may suspend the offering of shares of the Fund’s common stock by notifying the other party.

The Fund will pay UBS a commission equal to 1.00% of the gross sales price of any such shares sold through it as sales agent as set forth in the Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Fund and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Fund’s net proceeds for the sale of the shares. The Fund estimates that the total expenses for the offering, excluding compensation payable to UBS under the terms of the Distribution Agreement, will be approximately $270,000.

Settlement for sales of the Fund’s common stock will occur on the third business day following the date on which any sales were made in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Fund will deliver to the NYSE copies of this prospectus supplement pursuant to the rules of the exchange. The Fund will report at least quarterly the number of shares of its common stock sold through UBS, as sales agent, in at-the-market offerings, the net proceeds to the Fund and the compensation paid by the Fund to UBS in connection with such sales of the Fund’s common stock.

In connection with the sale of the Fund’s common stock hereunder, UBS may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation paid to UBS may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to UBS against certain civil liabilities, including liabilities under the Securities Act.

If UBS or the Fund has reason to believe that the Fund’s common stock is no longer an “actively traded security” as defined under Rule 101(c)(1) of Regulation M under the Securities Exchange Act of 1934, as amended, that party will promptly notify the other party and sales of shares of the Fund’s common stock under the Distribution Agreement and any terms agreement thereunder will be suspended until that provision or other exemptive provisions have been satisfied in the judgment of UBS and the Fund.

The offering of shares of the Fund’s common stock pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all shares of the Fund’s common stock subject to the Distribution Agreement, and (ii) the termination of the Distribution Agreement by either UBS or the Fund.

UBS may engage in transactions with, or perform services for, the Fund in the ordinary course of business for which it will receive customary compensation.

LEGAL MATTERS

The validity of the shares offered hereby will be passed on for the Fund by Dechert LLP, 1900 K Street, NW, Washington, DC 20006. Matters of Mexican law will be passed on for the Fund by Creel, García-Cuéllar, Aiza y Enriquez, S.C., Paseo de los Tamarindos 60, Col. Bosque de las Lomas, 05120 México, D.F. México. Certain legal matters in connection with shares offered hereby will be passed upon for UBS by Morrison & Foerster LLP, New York, New York.

Samuel García-Cuéllar, a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., serves as Secretary of the Fund. Sander M. Bieber, a partner of Dechert LLP, and Lisa R. Price, an associate of Dechert LLP, each serve as Assistant Secretary to the Fund.